Exhibit 99.1
NEWS RELEASE

Broadcom Business Press Contact	Broadcom Investor Relations Contact
Karen Kahn	Chris Zegarelli
Vice President, Corporate Communications	Director, Investor Relations
949-926-3139	949-926-7567
kkahn@broadcom.com	czegarel@broadcom.com
Broadcom Reports First Quarter 2011 Results
Quarterly Net Revenue — Up 24% from Prior Year
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
Q1 Summary
•	Total Revenue: $1.82 billion (up 24% year over year)

•	Gross Margin: 50.7% (Product Gross Margin: 48.9%)

•	Operating Margin: 12.9%

•	Net Income: $228 million

•	Diluted GAAP Earnings per Share: $0.40

•	Cash Flow from Operations: $334 million
IRVINE, Calif. — April 26, 2011 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its first quarter ended March 31, 2011.
Net revenue for the first quarter of 2011 was $1.82 billion. This represents a decrease in net revenue of 6.6% compared with the $1.95 billion reported for the fourth quarter of 2010 and an increase of 24.2% compared with the $1.46 billion reported for the first quarter of 2010. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the first quarter of 2011 was $228 million, or $.40 per share (diluted), compared with GAAP net income of $266 million, or $.47 per share (diluted), for the fourth quarter of 2010, and GAAP net income of $210 million, or $.40 per share (diluted), for the first quarter of 2010.

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For a discussion of certain selected transactions and their related accounting impact for all periods presented, see the “Unaudited Supplementary Financial Data” schedule below.
“Broadcom reported solid results for the first quarter, with revenue above the mid-point of guidance and better-than-expected profitability,” said Scott A. McGregor, Broadcom’s President and Chief Executive Officer. “In addition, momentum continues to build around our innovative solutions. Following a record year in 2010, we had record design wins in the first quarter, which speaks to the continued underlying strength of our integrated solutions for the Home, Hand and Infrastructure markets.”
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its first quarter financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial and other statistical information required by Securities and Exchange Commission (SEC) Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 10:00 p.m. Pacific Time on Tuesday, May 17, 2011.
The financial results included in this release are unaudited.

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About Broadcom
Broadcom Corporation is a prominent technology innovator and global leader in semiconductors for wired and wireless communications. Broadcom® products enable the delivery of voice, video, data and multimedia to and throughout the home, the office and the mobile environment. We provide the industry’s broadest portfolio of state-of-the-art system-on-a-chip and embedded software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
Broadcom, one of the world’s largest fabless communications semiconductor companies, with 2010 revenue of $6.82 billion, holds more than 5,100 U.S. and 2,200 foreign patents, and has more than 7,700 additional pending patent applications, and one of the broadest intellectual property portfolios addressing both wired and wireless transmission of voice, video, data and multimedia.
Broadcom, a FORTUNE 500® company, was recognized in FORTUNE’s 2011 “World’s Most Admired Companies” survey as the innovation leader in the semiconductor category. Broadcom is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at +1.949.926.5000 or at www.broadcom.com.
Note Regarding Use of Non-GAAP Financial Measures
Broadcom reports cost of product revenue, product gross profit, product gross margin and income from operations in accordance with GAAP and supplementally on a non-GAAP basis. Broadcom’s presentation of non-GAAP cost of product revenue, non-GAAP product gross profit, non-GAAP product gross margin excludes certain charges related to acquisitions, stock-based compensation expense and employer payroll tax expense on certain stock option exercises. In addition to the exclusions noted above, our non-GAAP income from operations also excludes settlement costs and impairment of long-lived assets. Stock-based compensation expense primarily includes the impact of stock options and restricted stock units issued by Broadcom. Reconciliations of our GAAP to non-

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GAAP financial measures for the three months ended March 31, 2011 and 2010 appear in the financial statements portion of this release titled “Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments” and “Unaudited Reconciliation of GAAP Income from Operations to Non-GAAP Income from Operations.”
Broadcom believes that the presentation of these non-GAAP measures provide important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. Broadcom’s management believes that the use of these non-GAAP financial measures provides consistency and comparability among and between results from prior periods or forecasts and future prospects, and also facilitates comparisons with other companies in our industry, many of which use similar non-GAAP financial measures to supplement their GAAP results. Broadcom’s management has historically used these non-GAAP financial measures when evaluating operating performance, because we believe that the inclusion or exclusion of the items described above provides insight into our core operating results, our ability to generate cash and underlying business trends affecting our performance. Broadcom has chosen to provide this information to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate our ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
For additional information on the items excluded by Broadcom from one or more of its non-GAAP financial measures, refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.
Cautions regarding Forward-Looking Statements:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and

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industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue, gross product margin and operating expense targets for the second quarter of 2011, references to opportunities within the wired and wireless communication markets to grow revenue and gain share in core markets and the continued underlying strength of our products for our core markets. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to the following:
•	We face intense competition.

•	We depend on a few significant customers for a substantial portion of our revenue.

•	Our quarterly operating results may fluctuate significantly.

•	We may fail to adjust our operations in response to changes in demand.

•	We face risks associated with our acquisition strategy.

•	Our operating results may be adversely impacted by worldwide economic uncertainties and specific conditions in the markets we address.

•	Our stock price is highly volatile.

•	We may be required to defend against alleged infringement of intellectual property rights of others and/or may be unable to adequately protect or enforce our own intellectual property rights.

•	Our business is subject to potential tax liabilities.

•	We manufacture and sell complex products and may be unable to successfully develop and introduce new products.

•	We are subject to order and shipment uncertainties.

•	We are exposed to risks associated with our international operations.

•	We depend on third parties to fabricate, assemble and test our products.

•	Our co-founders and their affiliates may control the outcome of matters that require the approval of our shareholders.

•	Government regulation may adversely affect our business.

•	We may be unable to attract, retain or motivate key personnel.

•	There can be no assurance that we will continue to declare cash dividends.

•	Our articles of incorporation and bylaws contain anti-takeover provisions.

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Our Annual Report on Form 10-K for the year ended December 31, 2010, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.
Broadcom®, the pulse logo, Connecting everything®, and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

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BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Statements of Income
(In millions, except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
Net revenue:
Product revenue	$1,752	$1,404
Income from Qualcomm Agreement	52	52
Licensing revenue	12	6

Total net revenue	1,816	1,462
Costs and expenses:
Cost of product revenue	895	695
Research and development	498	421
Selling, general and administrative	179	133
Amortization of purchased intangible assets	7	3
Impairment of long-lived assets	9	—
Settlement costs (gains), net	(5)	3

Total operating costs and expenses	1,583	1,255

Income from operations	233	207
Interest income, net	—	2
Other income (expense), net	(1)	3

Income before income taxes	232	212
Provision for income taxes	4	2

Net income	$228	$210

Net income per share (basic)	$.42	$.42

Net income per share (diluted)	$.40	$.40

Weighted average shares (basic)	539	495

Weighted average shares (diluted)	575	527

Dividends per share	$0.09	$0.08

     The following table presents details of total stock-based compensation expense included in each functional line item in the unaudited condensed consolidated statements of income above:

	Three Months Ended
	March 31,
	2011	2010
Cost of product revenue	$7	$7
Research and development	101	89
Selling, general and administrative	36	31

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BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Cash Flows
(In millions)

	Three Months Ended
	March 31,
	2011	2010
Operating activities
Net income	$228	$210
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23	20
Stock-based compensation expense:
Stock options and other awards	40	36
Restricted stock units	104	91
Acquisition-related items:
Amortization of purchased intangible assets	22	10
Impairment of long-lived assets	9	—
Changes in operating assets and liabilities:
Accounts receivable	60	(94)
Inventory	48	(34)
Prepaid expenses and other assets	(28)	13
Accounts payable	(70)	44
Deferred revenue and income	(9)	(9)
Accrued settlement costs	—	(1)
Other accrued and long-term liabilities	(93)	(18)

Net cash provided by operating activities	334	268

Investing activities
Net purchases of property and equipment	(45)	(18)
Net cash paid for acquired companies	—	(102)
Purchases of strategic investments	—	(5)
Purchases of marketable securities	(654)	(65)
Proceeds from sales and maturities of marketable securities	794	189

Net cash provided by (used in) investing activities	95	(1)

Financing activities
Repurchases of Class A common stock	(421)	(154)
Dividends paid	(49)	(40)
Payment of debt assumed in acquisitions	—	(14)
Proceeds from issuance of common stock	112	82
Minimum tax withholding paid on behalf of employees for restricted stock units	(56)	(30)

Net cash used in financing activities	(414)	(156)

Increase in cash and cash equivalents	15	111
Cash and cash equivalents at beginning of period	1,622	1,397

Cash and cash equivalents at end of period	$1,637	$1,508

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	March 31,	December 31,
	2011	2010
	(In millions)
Cash and cash equivalents	$1,637	$1,622
Short-term marketable securities	645	1,035
Long-term marketable securities	1,649	1,401

Total cash, cash equivalents and marketable securities	$3,931	$4,058

Decrease from prior year end	$(127)

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BROADCOM CORPORATION
Unaudited Condensed Consolidated Balance Sheets
(In millions)

	March 31,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$1,637	$1,622
Short-term marketable securities	645	1,035
Accounts receivable, net	760	820
Inventory	550	598
Prepaid expenses and other current assets	117	108

Total current assets	3,709	4,183
Property and equipment, net	291	266
Long-term marketable securities	1,649	1,401
Goodwill	1,685	1,677
Purchased intangible assets, net	346	366
Other assets	56	51

Total assets	$7,736	$7,944

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$536	$604
Wages and related benefits	122	208
Deferred revenue and income	46	55
Accrued liabilities	416	404

Total current liabilities	1,120	1,271
Long-term debt	697	697
Other long-term liabilities	151	150
Commitments and contingencies
Shareholders’ equity	5,768	5,826

Total liabilities and shareholders’ equity	$7,736	$7,944

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BROADCOM CORPORATION
Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments
(In millions)

	Three Months Ended
	March 31,
	2011	2010
Product revenue	$1,752	$1,404
GAAP Cost of product revenue	895	695

GAAP product gross profit	$857	$709

GAAP product gross margin	48.9%	50.5%

Cost of product revenue:
GAAP cost of product revenue	$895	$695
Stock-based compensation	(7)	(7)
Amortization of purchased intangible assets & acquired inventory	(20)	(11)

Non-GAAP cost of product revenue	$868	$677

Product revenue	$1,752	$1,404
Non-GAAP cost of product revenue	868	677

Non-GAAP product gross profit	$884	$727

Non-GAAP product gross margin	50.5%	51.8%

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BROADCOM CORPORATION
Unaudited Reconciliation of GAAP Income from Operations to Non-GAAP Income from Operations
(In millions)

	Three Months Ended
	March 31,
	2011	2010
GAAP income from operations	$233	$207
Adjustments:
Stock-based compensation	144	127
Amortization of purchased intangible assets & acquired inventory	27	14
Employer payroll tax expense on certain stock option exercises	3	1
Impairment of long-lived assets	9	—
Settlement costs (gains),net	(5)	3

Total GAAP to Non-GAAP adjustments	178	145

Non-GAAP income from operations	$411	$352

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BROADCOM CORPORATION
Guidance for the Three Months Ending June 30, 2011

Three Months Ending
	June 30, 2011	Commentary
Total Net Revenue (in billions)	$1.75 billion to $1.85 billion	Roughly flat vs Q1’11

Product Gross Margin (GAAP)	Up approximately 50bp from Q1’11	Excludes step-up and amortization charges related to the Provigent acquisition

Research & development and selling, general, and administrative expenses (GAAP)	Approximately flat from Q1’11	Excludes derivative settlement accounting and the impact of the Provigent acquisition

Share Count (GAAP Diluted)	~575 — 580 million shares
Broadcom has based the preceding guidance for the three months ending June 30, 2011 on expectations, assumptions and estimates that we believe are reasonable given our assessment of historical trends and other information reasonably available as of April 26, 2011. Our guidance consists of predictions only, however, and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond our control. The forecasts and projections contained in the table above should not be regarded as representations by Broadcom that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance we provide today.
The guidance set forth in the above table should be read together with the information under the caption, “Cautions regarding Forward-Looking Statements” above, our Annual Report on Form 10-K for the year ended December 31, 2010, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and our other Securities and Exchange Commission filings. We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, to reflect future events or circumstances.

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